Exhibit 99.2

BANKFINANCIAL CORPORATION

Third QUARTER 2020

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2020			2019
	IIIQ	IIQ	IQ	IVQ	IIIQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.49%	0.61%	0.66%	0.91%	1.05%
Return on equity (ratio of net income to average equity) (1)	4.50	5.42	5.52	7.71	9.04
Net interest rate spread (1)	2.69	2.90	3.19	3.23	3.38
Net interest margin (1)	2.85	3.09	3.44	3.50	3.67
Efficiency ratio (2)	79.82	74.06	72.03	66.98	64.62
Noninterest expense to average total assets (1)	2.45	2.40	2.63	2.56	2.54
Average interest–earning assets to average interest–bearing liabilities	141.40	138.21	132.68	132.47	131.18
Number of full service offices	19	19	19	19	19
Employees (full time equivalents)	210	199	226	222	223

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$13,740	$13,826	$14,652	$9,785	$13,074
Interest-bearing deposits in other financial institutions	415,925	370,939	155,286	180,540	127,719
Securities, at fair value	42,048	59,437	63,853	60,193	65,440
Loans receivable, net	1,065,892	1,081,798	1,147,628	1,168,008	1,213,948
Other real estate owned, net	110	143	110	186	269
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	7,490	7,490	7,490	7,490	7,490
Premises and equipment, net	24,241	24,323	24,202	24,346	24,598
Bank-owned life insurance	18,996	18,986	18,977	18,945	18,914
Deferred taxes	3,520	3,615	3,644	3,873	4,556
Other assets	12,981	12,572	14,440	14,649	15,974
Total assets	$1,604,943	$1,593,129	$1,450,282	$1,488,015	$1,491,982

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,402,244	$1,388,155	$1,253,751	$1,284,757	$1,288,825
Borrowings	4,000	4,000	—	61	1,253
Other liabilities	26,302	28,520	23,536	28,825	28,037
Total liabilities	1,432,546	1,420,675	1,277,287	1,313,643	1,318,115
Stockholders’ equity	172,397	172,454	172,995	174,372	173,867
Total liabilities and stockholders’ equity	$1,604,943	$1,593,129	$1,450,282	$1,488,015	$1,491,982

(1)	Annualized
(2)	The efficiency ratio represents noninterest expense, divided by the sum of net interest income and noninterest income.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2020			2019
	IIIQ	IIQ	IQ	IVQ	IIIQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$12,485	$13,194	$14,653	$15,732	$16,628
Total interest expense	1,488	1,869	2,684	3,105	3,386
Net interest income	10,997	11,325	11,969	12,627	13,242
Provision for (recovery of) loan losses	(187)	42	471	89	(134)
Net interest income after provision for (recovery of) loan losses	11,184	11,283	11,498	12,538	13,376
Noninterest income	1,264	1,163	1,398	1,648	1,474
Noninterest expense	9,787	9,249	9,628	9,562	9,509
Income before income tax	2,661	3,197	3,268	4,624	5,341
Income tax expense	713	845	850	1,234	1,417
Net income	$1,948	$2,352	$2,418	$3,390	$3,924
Basic and diluted earnings per common share	$0.13	$0.16	$0.16	$0.22	$0.26

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$833	$736	$887	$957	$983
Loan servicing fees	44	82	63	273	99
Mortgage brokerage and banking fees	44	11	29	72	28
Loss on disposal of other assets	—	—	(2)	(25)	—
Trust insurance commissions and annuities income	222	224	282	217	198
Earnings on bank-owned life insurance	10	9	32	31	37
Other	111	101	107	123	129
Total noninterest income	$1,264	$1,163	$1,398	$1,648	$1,474

Noninterest Expense
Compensation and benefits	$5,398	$5,168	$5,518	$5,138	$5,218
Office occupancy and equipment	1,860	1,723	1,800	1,727	1,879
Advertising and public relations	135	118	152	169	182
Information technology	781	808	864	921	892
Professional fees	307	289	235	359	213
Supplies, telephone, and postage	288	284	303	291	312
Amortization of intangibles	6	7	14	14	13
Nonperforming asset management	57	57	40	(24)	17
Operations of other real estate owned, net	23	7	(17)	30	19
FDIC insurance premiums	105	102	34	—	(127)
Other	827	686	685	937	891
Total noninterest expense	$9,787	$9,249	$9,628	$9,562	$9,509

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2020			2019
	IIIQ	IIQ	IQ	IVQ	IIIQ
LOANS
One–to–four family residential real estate	$44,812	$48,928	$52,849	$55,750	$60,757
Multi–family mortgage	522,825	536,619	542,421	563,750	577,656
Nonresidential real estate	124,477	127,560	133,432	134,674	140,410
Construction and land	—	—	—	—	88
Commercial loans and leases	379,638	374,606	424,112	418,343	439,646
Consumer	1,784	1,783	2,078	2,211	2,052
	1,073,536	1,089,496	1,154,892	1,174,728	1,220,609
Net deferred loan origination costs	367	458	848	912	942
Allowance for loan losses	(8,011)	(8,156)	(8,112)	(7,632)	(7,603)
Loans, net	$1,065,892	$1,081,798	$1,147,628	$1,168,008	$1,213,948

LOAN ORIGINATIONS (1)
One–to–four family residential real estate	$557	$667	$659	$437	$721
Multi–family mortgage	12,593	21,546	17,642	19,848	6,960
Nonresidential real estate	217	855	4,772	174	387
Commercial loans	40,439	110,080	151,098	134,330	141,314
Equipment finance	58,864	18,036	46,503	33,183	30,998
Consumer	590	489	883	1,018	852
	$113,260	$151,673	$221,557	$188,990	$181,232
Weighted average interest rate	4.04%	4.13%	4.55%	5.41%	5.75%

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate	$4,711	$4,586	$3,511	$5,317	$4,127
Multi–family mortgage	26,630	27,814	38,213	33,916	49,374
Nonresidential real estate	3,159	6,583	6,740	5,854	6,802
Construction and land	—	—	—	88	28
Commercial loans	56,765	139,932	162,015	151,432	130,208
Equipment finance	38,804	35,841	31,167	36,488	44,035
Consumer	580	755	989	796	703
	$130,649	$215,511	$242,635	$233,891	$235,277
Weighted average interest rate	4.49%	4.58%	4.74%	5.46%	5.45%

(1)	Beginning in Q3 2020, commercial loans and leases are presented as one line item. Previously they were presented separately. Prior periods have been reclassified to conform with current presentation.
(2)	Loan originations include purchased loans, draws on revolving lines of credit and exclude loan renewals.
(3)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2020			2019
	IIIQ	IIQ	IQ	IVQ	IIIQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate	$465	$662	$476	$512	$1,163
Nonresidential real estate	1,870	288	288	288	284
Other commercial leases	—	833	—	—	—
Nonaccrual loans	2,335	1,783	764	800	1,447

Loans past due over 90 days, still accruing - Investment-rated commercial leases	—	—	—	47	—

Other real estate owned - One–to–four family residential real estate	110	143	110	186	269

Nonperforming assets	$2,445	$1,926	$874	$1,033	$1,716

Asset Quality Ratios
Nonperforming assets to total assets	0.15%	0.12%	0.06%	0.07%	0.12%
Nonperforming loans to total loans (1)	0.22	0.16	0.07	0.07	0.12
Nonperforming commercial-related loans to total commercial-related loans (2)	0.18	0.11	0.03	0.03	0.02
Nonperforming residential and consumer loans to total residential and consumer loans	1.00	1.31	0.87	0.88	1.85
Allowance for loan losses to nonperforming loans	343.08	457.43	1061.78	901.06	525.43

Concentrations of Credit
Commercial real estate for FFIEC concentration limits	$622,273	$637,777	$648,991	$699,434	$688,887
% FFIEC total capital	366.52%	374.58%	381.15%	393.32%	403.95%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$278,271	$235,176	$281,962	$336,287	$302,648
% FFIEC total capital	163.90%	138.12%	165.60%	197.58%	177.47%

(1)	Nonperforming loans include nonaccrual loans and loans past due 90 days and still accruing.
(2)	Commercial-related loans include Multi-family mortgage, Nonresidential, Construction and land, Commercial loans and Commercial leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2020			2019
	IIIQ	IIQ	IQ	IVQ	IIIQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate	$517	$501	$440	$568	$577
Multi–family mortgage	—	—	—	206	211
Nonresidential real estate	1,196	2,790	89	90	93
Commercial loans and leases	1,296	1,261	1,423	136	—
Consumer	5	11	9	53	3
	$3,014	$4,563	$1,961	$1,053	$884

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$8,156	$8,112	$7,632	$7,603	$7,824
Charge–offs:
One–to–four family residential real estate	(2)	—	(5)	(105)	(44)
Nonresidential real estate	—	—	—	—	(55)
Consumer	(14)	(17)	(13)	(11)	(5)
	(16)	(17)	(18)	(116)	(104)
Recoveries:
One–to–four family residential real estate	2	3	13	47	5
Multi–family mortgage	56	15	12	7	8
Commercial loans and leases	—	1	2	2	4
	58	19	27	56	17
Net recoveries (charge–offs)	42	2	9	(60)	(87)
Provision for (recovery of ) loan losses	(187)	42	471	89	(134)
Ending balance	$8,011	$8,156	$8,112	$7,632	$7,603

Allowance for loan losses to total loans	0.75%	0.75%	0.70%	0.65%	0.62%
Net recoveries (charge–offs) ratio (1)	0.02	—	—	(0.02)	(0.03)

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2020			2019
	IIIQ	IIQ	IQ	IVQ	IIIQ
DEPOSITS
Noninterest–bearing demand	$328,915	$305,096	$211,142	$210,762	$208,347
Interest–bearing NOW accounts	316,976	306,629	266,828	273,168	274,752
Money market accounts	283,236	268,143	247,227	245,610	237,022
Savings deposits	171,766	167,570	155,505	153,183	149,431
Certificates of deposit - retail	275,862	303,976	319,987	336,949	344,327
Certificates of deposit - wholesale	25,489	36,741	53,062	65,085	74,946
	$1,402,244	$1,388,155	$1,253,751	$1,284,757	$1,288,825

SELECTED AVERAGE BALANCES
Total average assets	$1,599,148	$1,541,352	$1,465,253	$1,496,379	$1,498,380
Total average interest–earning assets	1,534,324	1,475,901	1,400,539	1,429,300	1,430,830
Average loans	1,080,521	1,116,067	1,160,197	1,189,771	1,239,774
Average securities	52,265	66,750	62,919	64,658	78,221
Average stock in FHLB & FRB	7,490	7,490	7,490	7,490	7,490
Average other interest–earning assets	394,048	285,594	169,933	167,381	105,345
Total average interest–bearing liabilities	1,085,129	1,067,854	1,055,550	1,078,940	1,090,766
Average interest–bearing deposits	1,081,129	1,065,480	1,055,535	1,078,537	1,089,596
Average borrowings	4,000	2,374	15	403	1,170
Average stockholders’ equity	173,266	173,677	175,069	175,977	173,698

SELECTED YIELDS AND COST OF FUNDS (1)
Total average interest–earning assets	3.24%	3.60%	4.21%	4.37%	4.61%
Average loans	4.43	4.57	4.72	4.82	4.92
Average securities	1.39	1.63	1.94	2.27	2.58
Average other interest–earning assets	0.19	0.24	1.54	1.94	2.50
Total average interest–bearing liabilities	0.55	0.70	1.02	1.14	1.23
Average interest–bearing deposits	0.55	0.71	1.02	1.14	1.23
Average cost of total deposits	0.42	0.56	0.85	0.95	1.03
Average cost of retail and commercial deposits	0.48	0.63	0.93	1.04	1.13
Average cost of wholesale deposits and borrowings	2.22	2.35	2.52	2.53	2.48
Average cost of funds	0.42	0.56	0.85	0.95	1.03
Net interest rate spread	2.69	2.90	3.19	3.23	3.38
Net interest margin	2.85	3.09	3.44	3.50	3.67

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2020			2019
	IIIQ	IIQ	IQ	IVQ	IIIQ
CAPITAL RATIOS
BankFinancial Corporation (1)
Equity to total assets (end of period)	10.74%	10.82%	11.93%	11.72%	11.65%
Tangible equity to tangible total assets (end of period)	10.74	10.82	11.93	11.72	11.65
Risk–based total capital ratio	18.68	17.84	17.35	17.23	16.17
Common Tier 1 (CET1)	17.84	17.03	16.56	16.48	15.47
Risk–based tier 1 capital ratio	17.84	17.03	16.56	16.48	15.47
Tier 1 leverage ratio	10.66	11.06	11.67	11.48	11.43
Tier 1 capital	$170,271	$170,242	$170,788	$171,524	$171,050
BankFinancial, NA (2)
Risk–based total capital ratio	17.80%	17.04%	16.53%	16.38%	15.46%
Common Tier 1 (CET1)	16.96	16.22	15.75	15.63	14.76
Risk–based tier 1 capital ratio	16.96	16.22	15.75	15.63	14.76
Tier 1 leverage ratio	10.13	10.54	11.10	10.89	10.90
Tier 1 capital	$161,770	$162,108	$162,158	$162,455	$162,818

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$7.22	$8.40	$8.81	$13.08	$11.90
High	8.70	9.63	13.28	14.14	14.29
Low	6.81	6.73	7.33	11.52	11.10
Common shares outstanding	14,824,628	14,890,628	15,072,268	15,278,464	15,373,964
Book value per share	$11.63	$11.58	$11.48	$11.41	$11.31
Tangible book value per share	$11.63	$11.58	$11.48	$11.41	$11.31
Cash dividends declared on common stock	$0.10	$0.10	$0.10	$0.10	$0.10
Dividend payout ratio	76.13%	63.73%	62.94%	45.30%	39.18%
Stock repurchases	$518	$1,474	$2,202	$1,298	$—
Stock repurchases – shares	66,000	181,640	206,196	95,500	—

EARNINGS PER SHARE COMPUTATIONS
Net income	$1,948	$2,352	$2,418	$3,390	$3,924
Weighted average basic and dilutive common shares outstanding	14,842,150	14,978,757	15,205,731	15,342,524	15,373,964
Basic and diluted earnings per common share	$0.13	$0.16	$0.16	$0.22	$0.26

(1)

As a small bank holding company, the Company is exempt from the Federal Reserve Board's risk-based capital and leverage rules.  BankFinancial Corporation capital data is included for informational purposes only.

(2)

As a qualified community bank, the Bank is exempt from the Office of the Comptroller of the Currency's risk-based capital rules effective second quarter 2020.  BankFinancial, NA capital data is included for informational purposes only.